SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              15-Dec-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

             On   15-Dec-03   a scheduled distribution was made from the Trust
                to holders of the Certificates.  The Trustee has caused to be
		    filed with
                the Commission, the Monthly Report dated       15-Dec-03
                The Monthly Report is filed pursuant to and in accordance with
                (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII -
Items 1,2,4,5
                     if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated          15-Dec-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   15-Dec-03

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        397,000,000    328,979,574      14,313,806
      A-2        213,560,000    173,890,231      5,427,654
      A-IO       60,000,000     51,608,000           0
    A-IO-INV     730,000,000    539,000,000          0
      M-1        44,140,000     44,140,000           0
      M-2        40,460,000     40,460,000           0
      M-3        11,035,000     11,035,000           0
      M-4        18,400,000     18,400,000           0
      M-5        11,034,900     11,034,900           0
       P             100            100              0
       X              0         14,344,337           0
       R              0              0               0
      B-IO       64,000,000     64,000,000           0
     Total       735,630,000    627,939,804      19,741,460


      Rate           Int
    1.50000%       383,810
    1.50000%       202,872
    4.00000%       172,027
    0.22000%       92,229
    2.02000%       69,349
    3.02000%       95,036
    3.37000%       28,924
    4.97000%       71,126
    5.62000%       48,235
      N/A          401,118
    4.58824%      2,455,795
    0.00000%          0
    3.50000%       186,667
    1.12000%      4,020,519


     Class           Loss        Total Dist
      A-1            N/A        14,697,615
      A-2            N/A         5,630,526
      A-IO           N/A          172,027
    A-IO-INV         N/A          92,229
      M-1            0.00         69,349
      M-2            0.00         95,036
      M-3            0.00         28,924
      M-4            0.00         71,126
      M-5            0.00         48,235
       P             0.00         401,118
       X             N/A         2,455,795
       R             N/A             0
      B-IO           N/A          186,667
     Total           0.00       23,761,979



   Int Short       End Bal
       0         314,665,768
       0         168,462,577
       0         50,424,000
       0         516,100,000
       0         44,140,000
       0         40,460,000
       0         11,035,000
       0         18,400,000
       0         11,034,900
       0             100
       0         14,344,337
       0              0
       0         64,000,000
       0         608,198,344



AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GDP4      36.05493
      A-2         04541GDQ2      25.41513
      A-IO        04541GDR0       0.00000
    A-IO-INV      04541GDX7       0.00000
      M-1         04541GDS8       0.00000
      M-2         04541GDT6       0.00000
      M-3         04541GDU3       0.00000
      M-4         04541GDV1       0.00000
      M-5         04541GDW9       0.00000
       P          04541GEB4       0.00000
       X          04541GDZ2       0.00000
       R          04541GEA6       0.00000
      B-IO        04541GDY5       0.00000
     Total          0.00          0.00000

      Int           Total
    0.96677       37.02170
    0.94995       26.36508
    2.86711        2.86711
    0.12634        0.12634
    1.57111        1.57111
    2.34889        2.34889
    2.62111        2.62111
    3.86556        3.86556
    4.37110        4.37110
 4011176.60000  4011176.60000
    0.00000        0.00000
    0.00000        0.00000
    2.91667        2.91667
    0.00000        0.00000

                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       792.60899
      A-2          0.00000       788.83020
      A-IO         0.00000       840.40000
    A-IO-INV       0.00000       706.98630
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M-5          0.00000      1000.00000
       P           0.00000        0.00000
       X           0.00000        0.00000
       R           0.00000      1000.00000

                   GROUP 1        GROUP 2           TOTAL
Principal Distributions:
Beginning Balanc  419,062,880     223,221,261      642,284,141
     Scheduled P      342,603         196,545          539,148
     Prep (Incls   13,959,337       5,216,267       19,175,604
     Net Liq Pro         (779)         10,047            9,268
     Loan Purch.            0               0                0
     Total Prin    14,301,161       5,422,860       19,724,020
     Net Realize          779          16,661           17,440
Ending Balance    404,760,941     217,781,741      622,542,681
Ending Count            2,777           1,258            4,035

Aggregate End Coll Bal                             622,542,681

Ending Overcollateralization Amount                 14,344,337

Number of Liquidated Loans                                   1

Interest Distributions:
Sched In(Net Ser    2,494,838       1,341,366        3,836,204
Less RAIS                   0               0                0
Less Net PPIS               0               0                0
Less Nonrecov Ad            0               0                0
                    2,494,838       1,341,366        3,836,204

Servicing Fee                                          267,501

Advances
Curr Agg Adv as of determ. date                      3632825.55
Out. Agg. Adv as of end of prior calendar mont       1748129.95

Has Fairbanks failed the Termination Test     NO
Delinquency Information
                   GROUP 1                         GROUP 2
                    Count         Balance           Count            Balance
30-59 days delin     89         12,572,214                   39       5857826.76
60-89 days delin     19          2,563,664                   10       2530145.13
90 + days delinq     13          2,011,112                   12       1031856.75
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    TOTAL
                    Count         Balance
30-59 days delin           128     18430040.94
60-89 days delin            29      5093808.65
90 + days delinq            25       3042968.8
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    2,777       404,760,941
Foreclosure          78         10,323,173
Bankruptcy           29          3,640,645
REO                   3           288,262         307,000

                   GROUP 2
                    Count         Balance     Market Value (REO)
Outstanding Loan        1,258     217,781,741
Foreclosure                 28      4401624.06
Bankruptcy                  16      2861562.78
REO                          0               0                0

                    TOTAL
                    Count         Balance     Market Value (REO)
Outstanding Loan        4,035     622,542,681
Foreclosure                106     14724797.45
Bankruptcy                  45       6502207.6
REO                          3       288261.82           307000

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
    A-IO-INV        0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M-5           0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00


                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-IO          0.00           0.00
    A-IO-INV        0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M-5           0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00


Num. of Loans for which Prep.Prem. were collec              81
Number of Loans for which Prepayment Premiums               84
Prin. Bal. of Loans for which Prep. Prem. were      13,834,306
Curr. amt of Prep. Prems                               401,118

Real. Losses incurred during the related Due P          17,440
Cum. Real. Losses since Startup Day                     39,920

Weighted Avg Term to Mat. of Mortg. Loans                  343
Weighted Avg. Gross Coup. of Mortg. Loans              7.67172%
Weighted Avg. Net Coupon of Mortg. Loans               7.17172%

Agg. Num. of Mortg. Loans in the pool                    4,035

O/C Target Amt                                      14,344,337

Credit Enhancement %                                 22.394342%

O/C Increase Amount                                          0

O/C Release Amt                                              0

O/C Deficiency Amt                                      17,440

Excess O/C Amt                                               0

Pmt from Yield Maint. Agreement                              0

Net Monthly Excess Cash Flow                         2,455,795

Extra Ordinary Trust Fund Expenses                           0

Trigger Event Occurance                              NO

Step Down Date Occurred                              NO

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee